Exhibit 10.26

January 10, 2003

Timothy Webb
Concero Group L.P.
Building 3, Suite 200
6300 Bridgepoint Parkway
Austin, TX 78730

Re:   Concero Interactive TV Development, LLC

General Instrument Corporation, doing business as the Broadband Communications Sector of Motorola, Inc. ("Motorola"), Concero Group L.P. ("Concero") and Concero Interactive TV Development, LLC ("Subsidiary") were parties to that certain Preferred Software Development Center Sourcing Agreement dated February 8, 2001 and amended on March 28, 2002 (the "PSDC Agreement"). As a result of Concero ceasing its activities as a Preferred Software Development Center, Motorola terminated the PSDC Agreement pursuant to the September 26, 2002 letter mailed hereto as Exhibit A (the "Termination Letter").

In connection with the termination of the PSDC Agreement, the parties agree to the following:

      1. Motorola hereby releases Subsidiary from its outstanding payments obligations due to Motorola pursuant to sections 4.2 and 4.3 of the PSDC Agreement.

      2. Concero and Concero Inc. hereby sell, assign, convey and transfer to Motorola all of Concero and Concero Inc.'s right, title and interest in and to the Concero Marquee Software Suite (described generally in Exhibit B) as such software exists as of the date of this letter agreement in all forms of expression, including but not limited to the source code, object code, flowcharts, block diagrams, and all related documentation; and all copyrights, trade secrets, inventions (whether or not patentable), proprietary rights and intellectual property contained therein, together with any and all improvements, corrections, modifications, updates, enhancements or other changes, whether or not included in the current version of the Concero Software Marquee Software Suite (the "Software")

      3. Concero Inc. represents, warrants and covenants as follows: (a) to its knowledge, it has good and marketable title to the Software, including copyright, and has all necessary rights to enter into this letter agreement without violating any other agreements or commitment of any sort; (b) it has no outstanding agreements or understandings, written or oral, concerning the Software; and (c) it has not previously sold, licensed, encumbered or pledged the Software or any portion thereof as security to any third party. IT IS UNDERSTOOD THAT, EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED IN THE PREVIOUS SENTENCE, MOTOROLA TAKES THE SOFTWARE "AS IS" AND "WITH ALL FAULTS." EXCEPT AS EXPRESSLY PROVIDED IN THE PREVIOUS SENTENCE, CONCERO INC. AND ITS AFFILIATES MAKE NO REPRESENTATIONS OR WARRANTIES TO ANY PERSON OR ENTITY WITH RESPECT TO THE SOFTWARE OR ANY OTHER SUBJECT MATTER OF THIS LETTER AGREEMENT. FURTHER, CONCERO INC. AND ITS AFFILIATES DO NOT WARRANT, GUARANTEE OR MAKE ANY REPRESENTATIONS REGARDING THE FUNCTIONALITY OR USE, OR THE RESULTS OF THE USE, OF THE SOFTWARE OR ANY INFORMATION CONTAINED THEREIN OR OTHERWISE PROVIDED PURSUANT TO THIS LETTER AGREEMENT, IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY OR OTHERWISE. WITHOUT LIMITING THE FOREGOING, CONCERO INC. AND ITS AFFILIATES SPECIFICALLY DISCLAIM ALL EXPRESS WARRANTIES NOT STATED HEREIN AND ALL IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO AGENT OR EMPLOYEE OF CONCERO INC. OR ANY OF ITS AFFILIATES IS AUTHORIZED TO MAKE ANY EXPANSION, MODIFICATION OR ADDITION TO THIS LIMITATION AND EXCLUSION OF WARRANTIES.

      4. Pursuant to Section 9.2 of that certain Operating Agreement of the Subsidiary (the "Operating Agreement"), Motorola hereby transfers one hundred percent (100%) of its Membership Interest (as that term is defined in the Operating Agreement) to Concero. Upon execution of this letter agreement, Concero and Concero Inc. each acknowledges and agrees that Motorola no longer has any liabilities or obligations under the Operating Agreement.

      5. NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY FOR ANY DAMAGES, WHETHER DIRECT, CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR SPECIAL DAMAGES, OR FOR ANY LOST DATA OR LOST PROFITS, WITH RESPECT TO ANY SUBJECT MATTER OF THIS LETTER AGREEMENT, WHETHER IN COHTRACT, TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT) OR OTHERWISE, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY CLAIMS, CAUSES OF ACTION OR SUITS OF ANY TYPE OR NATURE AGAINST EITHER PARTY ARISING OUT OF, UNDER OR RELATED TO THIS LETTER AGREEMENT MUST BE BROUGHT BEFORE DECEMBER 31, 2003.

      6. In connectionwith this letter agreement, Concero Group L.P., Concero Inc.and Motorola shall execute the Assignment of Intellectual Property attached hereto as Exhibit C.

      7. If any provision of this letter agreement is prohibited by law or held to be unenforceable, the remaining provisions hereof shall not be affected, and this letter agreement shall continue in full force and effect as if such unenforceable provision had never constituted a part hereof, and the unenforceable provision shall be automatically amended so as best to accomplish the objectives of such unenforceable provision within the limits of applicable law. This letter agreement will be binding on the parties and their respective successors and permitted assigns. Neither party may, or shall have the power to, assign this letter agreement without the prior written consent of the other. This letter agreement, including the exhibits referred to herein and attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, whehter written or oral, with respect to the subject matter contained in this letter agreement. For convenience, this letter agreement may be signed in more than one counterpart and signature pages may be exchanged by facsimile.

This letter agreement shall be construed and operated in accordance with the laws of the State of New York without regard to conflicts of laws provisions thereof.

Sincerely,


/s/ Carl McGrath
--------------------------------------------
Carl McGrath
Corporate Vice President and General Manager
Digital Consumer Gateways
Motorola Inc. Broadband Communications Sector


ACCEPTED AND AGREED TO:

CONCERO GROUP L.P.

By:  Concero GP, LLC, its General Partner


By:  /s/ Kevin Kurtzman
     ---------------------------------------
Name:    Kevin Kurtzman
Title:   President


CONCERO INTERACTIVE TV DEVELOPMENT, LLC

By:  Concero GP, L.P., its Manager

By:  Concero GP, LLC, its General Partner


By:  /s/ Kevin Kurtzman
     ---------------------------------------
Name:    Kevin Kurtzman


CONCERO INC.

By:  /s/ Kevin Kurtzman
     ---------------------------------------
Name:    Kevin Kurtzman
Title:   President

cc:   General Counsel; Concero LP
      Mark DePietro, Motorola

                                    EXHIBIT A

                      September 26, 2002 Termination Letter

Previously provided.

                                    EXHIBIT B

               General Description Concero Marquee Software Suite

The Concero "Marquee" software suite consists of the following applications:

1.    UI Designer;

2.    Report Generator;

3.    Packager;

4.    Site Manager;

5.    VOD Adapters;

6.    UPE Server;

7.    Smart Components;

8.    Merchandiser; and

9.    UPE Clients.

                                    EXHIBIT C

                       Assignment of Intellectual Property

      THIS ASSIGNMENT OF INTELLECTUAL PROPERTY ("Assignment") is made and entered into as of January 10, 2003 by and among Concero Inc., a Delaware corporation; Concero Group L.P., a Texas limited partnership (together with Concero Inc., "Seller"); and General Instrument Corporation, doing business as the Broadband Communications Sector of Motorola, Inc. ("Buyer").

      WHEREAS, Seller and Buyer have entered into a letter agreement dated as of even date herewith (the "Letter Agreement"), pursuant to which Seller has agreed to transfer to Buyer and Buyer has agreed to accept and assume from Seller all right, title and interest in and to the Software (as defined in the Letter Agreement; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Letter Agreement) of Seller.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      Assignment. Seller hereby assigns, transfers and conveys to Buyer, and Buyer accepts, all of Seller's right, title and interest throughout the world in and to the Software identified on Schedule A hereto along with the goodwill and know how associated therewith.

      Protection. Seller further assigns all rights, and empowers Buyer, its successors, assigns and nominees, with respect to the Software, to make applications for patent, trademark, copyright or other intellectual property registration or protection anywhere in the world, to claim and receive the benefit of any applicable rights of priority in connection with such applications, to prosecute, such applications to issue and to have any and all registrations issued in the name of Buyer. Seller further assigns to Buyer, its successors, assigns and nominees, all existing patent applications that Seller has filed anywhere in the world and all benefits associated with such applications, including without limitation, the following U.S. provisional patent applications filed with the U.S. Patent and Trademark Office: 60/395,136; 60/395,137; 60/395,505; and 60/395,758. Seller represents that the foregoing patent applications represent all of the patent applications filed by Seller anywhere in the world relating to the Software.

      Further Assurances. Seller agrees that it will use commercially reasonable efforts to perform such other acts as Buyer lawfully may request, at Buyer's cost and expense, to facilitate Buyer's right to obtain, protect, maintain, defend or enforce any of the rights granted hereunder. In the event that Buyer is unable, after using reasonable efforts, to secure Seller's signature to any document when so required to effectuate fully this Assignment, Seller hereby irrevocably designates and appoints Buyer and Buyer's duly authorized officers and agents as and Seller's agents and attorneys in fact to act for and on their behalf and instead of them, for the sole purpose of execution and filing any such document and to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance and enforcement of rights under the Software with the same legal force and effect as if executed by Seller.

      Miscellaneous. The waiver by either party of any breach of this Assignment or any right hereunder shall not constitute a waiver of any subsequent breach of this Assignment; nor shall any delay by either party to exercise any right under this Assignment operate as a waiver of any such right. If any provision of this Assignment is prohibited by law or held to be unenforceable, the remaining provisions hereof shall not be affected, and this Assignment shall continue in full force and effect as if such unenforceable provision had never constituted a part hereof, and the unenforceable provision shall be automatically amended so as best to accomplish the objectives of such unenforceable provision within the limits of applicable law. Headings and captions are for convenience only and are not to be used in the interpretation of this Assignment. This Assignment shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of New York without regard to conflicts of laws provisions thereof. This Assignment shall be binding on the parties' respective heirs, successors and assigns.

      IN WITNESS WHEREOF, this Assignment of Intellectual Property has been duly executed and delivered by the duly authorized officers of Seller and Buyer as of the date above first written.

                                  CONCERO INC.

                                  By:  /s/ Kevin Kurtzman
                                       -----------------------------------------
                                  Name:    Kevin Kurtzman
                                  Title:   President


                                  CONCERO GROUP L.P.

                                  By:      Concero GP, LLC,
                                           Its General Partner

                                  By:  /s/ Kevin Kurtzman
                                       -----------------------------------------
                                  Name:    Kevin Kurtzman
                                  Title:   President


                                  GENERAL INSTRUMENT CORPORATION,
                                  doing business as the Broadband Communications Sector of Motorola, Inc.

                                  By:  /s/ Carl McGrath
                                       -----------------------------------------
                                  Name:    Carl McGrath
                                  Title:   Corporate Vice President and General
                                           Manager, Digital Consumer Gateways

                                   SCHEDULE A
                                       TO
                       ASSIGNMENT OF INTELLECTUAL PROPERTY

The Concero "Marquee" software suite consists of the following applications:

1.    UI Designer;

2.    Report Generator;

3.    Packager;

4.    Site Manager;

5.    VOD Adapters;

6.    UPE Server;

7.    Smart Components;

8.    Merchandiser; and

9.    UPE Clients.